UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report) January 15, 2014

(Date of earliest event reported) January 14, 2014

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, on January 8, 2014, the Board of Directors of ONEOK, Inc. (“ONEOK”) formally approved the distribution (the “Distribution”) of all the shares of common stock of ONE Gas, Inc. (“ONE Gas”), a wholly owned subsidiary of ONEOK, to ONEOK’s shareholders. ONE Gas holds or will hold all of the assets and liabilities primarily associated with ONEOK’s natural gas distribution business. In connection with the Distribution, ONE Gas has entered into definitive agreements with ONEOK that, among other things, set forth the terms and conditions of the Distribution and provide a framework for ONE Gas’ relationship with ONEOK after the Distribution. Descriptions of these definitive agreements are referenced below.

Separation and Distribution Agreement

On January 14, 2014, ONE Gas entered into a Separation and Distribution Agreement (the “Separation Agreement”) with ONEOK that sets forth the agreements between ONE Gas and ONEOK regarding the principal transactions necessary to effect the Distribution. The Separation Agreement also sets forth other agreements that govern certain aspects of ONE Gas’ relationship with ONEOK after the completion of the Distribution. A copy of the Separation Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Tax Matters Agreement

On January 14, 2014, ONE Gas entered into a Tax Matters Agreement with ONEOK, which governs the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. A copy of the Tax Matters Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Transition Services Agreement

On January 14, 2014, ONE Gas entered into a Transition Services Agreement with ONEOK, which provides for an orderly transition to ONE Gas being an independent, publicly-traded company. Under the Transition Services Agreement, ONE Gas and ONEOK have agreed to provide each other with various services, including services relating to treasury and risk management, human resources and payroll management, tax compliance, telecommunications services and information technology services. A copy of the Transition Services Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Employee Matters Agreement

On January 14, 2014, ONE Gas entered into an Employee Matters Agreement with ONEOK, which allocates liabilities and responsibilities relating to employee compensation and benefit plans and programs and other related matters in connection with the Distribution, including the treatment of outstanding incentive awards and certain retirement and welfare benefit obligations. The Employee Matters Agreement also provides that outstanding ONEOK stock-based incentive compensation awards will be adjusted equitably in connection with the Distribution. A copy of the Employee Matters Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

In connection with the Distribution, the Board of Directors of ONE Gas (the “ONE Gas Board”) elected Eduardo A. Rodriguez to serve as a director on the ONE Gas Board. Effective January 15, 2014, Mr. Rodriguez joined the ONE Gas Board and became a member of the Audit Committee.

Please see the information statement filed as an exhibit to ONE Gas’ Registration Statement on Form 10, which was filed by ONE Gas with the Securities and Exchange Commission, for biographical information about Mr. Rodriguez and information about director compensation and material arrangements with ONE Gas. Such information is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of January 14, 2014, by and between ONE Gas, Inc. and ONEOK, Inc.

10.1	Tax Matters Agreement, dated as of January 14, 2014, by and between ONE Gas, Inc. and ONEOK, Inc.

10.2	Transition Services Agreement, dated January 14, 2014, by and between ONE Gas, Inc. and ONEOK, Inc.

10.3	Employee Matters Agreement, dated January 14, 2014, by and between ONE Gas, Inc. and ONEOK, Inc.

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date: January 15, 2014	By:	/s/ Curtis L. Dinan
Curtis L. Dinan Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of January 14, 2014, by and between ONE Gas, Inc. and ONEOK, Inc.

10.1	Tax Matters Agreement, dated as of January 14, 2014, by and between ONE Gas, Inc. and ONEOK, Inc.

10.2	Transition Services Agreement, dated January 14, 2014, by and between ONE Gas, Inc. and ONEOK, Inc.

10.3	Employee Matters Agreement, dated January 14, 2014, by and between ONE Gas, Inc. and ONEOK, Inc.